UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ARCONIC INC.

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Arconic Inc. posted the following information on its web site at www.arconic.com/global/en/investors/annual-meeting.asp:

Arconic Who We Are What We Do Join Us Investors News Contact Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact Keep Arconic Strong.Protect Your Investment. VOTE TODAY! Even if you’ve already voted, VOTE AGAIN on the NEW WHITE proxy card which includes our two new nominees. Click here for more info. At Arconic’s Annual Meeting, you will have the opportunity to make an important decision to protect the future value of your investment. You will be asked to elect the directors you believe are most qualified to oversee Arconic. Your Board—which serves the interests of all shareholders—believes that Arconic has the right strategy and the right team to drive future value. Vote for Arconic’s director nominees and governance proposals on the NEW WHITE proxy card. Annual Meeting: Thursday, May 25, 2017 at 9:00AM EDTThe Performing Arts Center–Purchase College, SUNY-Purchase, NY

Latest Update:
Arconic’s Director Nominees Share Their Personal Perspectives with Shareholders
May 10, 2017
VIEW UPDATE
New Presentation for Arconic Investors
May 4, 2017
VIEW PRESENTATION
Elliott Management is an activist hedge fund.
Don’t be Misled. Get the Facts in Black and White.
Learn More

8 Things You Should Know About Arconic
1    ARCONIC HAS A NEW, HIGHLY INDEPENDENT BOARD If you vote the WHITE proxy card and Arconic’s slate is elected, 9 of 13 directors will have joined in the past 16 months, making it one of the shortest tenured Boards in the S&P 500.
2    THREE CURRENT DIRECTORS WERE RECOMMENDED BY ELLIOTT These three directors, who joined the Board last year, join the rest of the Board in unanimously supporting the current Arconic strategy, and urge you to vote the WHITE proxy card.
3    WE OFFERED ELLIOTT TWO ADDITIONAL SEATS ON THE BOARD IN AN EFFORT TO END THE PROXY CONTEST Their nominees refused. Is it because they didn’t have Elliott’s permission, showing these Board nominees have more allegiance to a hedge fund than to serving all shareholders?
4    ARCONIC’S SLATE HAS ~160 COMBINED YEARS OF AEROSPACE AND DEFENSE EXPERIENCE The Arconic Board has carefully selected highly quali?ed nominees that have the necessary skills and experience to help select our next CEO and drive our winning strategy.
5    ARCONIC NEEDS A BOARD THAT ANSWERS TO ALL SHAREHOLDERS Elliott wants to choose 7 of our 13 directors and our CEO, even though they only own a 13% stake in Arconic. Is that fair to you and our other shareholders?
6    ARCONIC NEEDS A CEO THAT ANSWERS TO THE BOARD AND ALL SHAREHOLDERS Elliott is promoting a CEO candidate who is on their payroll and is accused of violating an agreement with his previous employer.
7    KEY CUSTOMERS SUPPORT US; NONE SUPPORT ELLIOTT Boeing, Airbus, UTC and GE have all expressed support for our strategy and management. Elliott’s proposals would put key customer relationships that will deliver superior, sustainable shareholder value at risk.
8    PRINCIPLES MATTER Elliott is an activist hedge fund that has used a personal and destructive campaign to win at any cost. Your investment deserves to be in better hands.

To Our Customers, We are Mission Critical
“Elliott has shown no long-term commitment to ownership in Arconic. It is simply seeking to engineer a short-term price increase at the long-term expense of the company, its other shareholders and its employees.”
The United Steelworkers (USW), May 3, 2017
@Arconic
CONTACT INFORMATION

Permission to use some quotations neither sought nor obtained.
Forward–Looking StatementsThis communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial MeasuresSome of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional InformationArconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
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Arconic close Arconic Inc. Who We Are Engineered Products and Solutions Global Rolled Products Transportation and Construction Solutions Leadership Innovation How We Work Our Values Ethics and Compliance Community and Environment Arconic Foundation History What We Do Aerospace Automotive Building and Construction Commercial Transportation Industrial Solutions Energy Defense and Space Product Catalog Join Us Investors 2017 Annual Meeting Message to Shareholders Proxy Nominees Vote Get the Facts Hear From Others Contact Stock Information Dividend History Dividend Information Events and Presentations Events Calendar Investor Day Earnings Annual Report Financial Releases Corporate Governance CEO / CFO Certifications Leadership Committees Governance and Policies SEC Filings SEC XBRL Insider Activity: Trading Statements Shareholder Services Contact Investor Relations Contact Form Subscribe to Email Alerts Contact Directors News Press Releases Future Takes Shape Media Gallery Contact Us Contact Locations Supplier Information Global/Region Terms & Cond. Business Unit Terms and Conditions Carrier Information | 2017 Annual Meeting Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact Who We Are Engineered Products and Solutions Global Rolled Products Transportation and Construction Solutions Leadership Innovation How We Work Our Values Ethics and Compliance Community and Environment Arconic Foundation History What We Do Aerospace Automotive Building and Construction Commercial Transportation Industrial Solutions Energy Defense and Space Product Catalog Join Us Investors 2017 Annual Meeting Message to Shareholders Proxy Nominees Vote Get the Facts Hear From Others Contact Stock Information Dividend History Dividend Information Events and Presentations Events Calendar Investor Day Earnings Annual Report Financial Releases Corporate Governance CEO / CFO Certifications Leadership Committees Governance and Policies SEC Filings SEC XBRL Insider Activity: Trading Statements Shareholder Services Contact Investor Relations Contact Form Subscribe to Email Alerts Contact Directors News Press Releases Future Takes Shape Media Gallery Contact Us Contact Locations Supplier Information Global/Region Terms & Cond. Business Unit Terms and Conditions Carrier Information |    Top of Form close Bottom of Form close close 2017 Annual Meeting Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact close Get the Facts 2017 Annual Meeting Get the Facts Letters and Press Releases Presentations and Fact Sheets News DON’T BE MISLED GET THE FACTS IN BLACK AND WHITE. Your Arconic Board Activist Hedge Fund Elliott Management Realized $8B of value over 8 years1 Twisted the truth about Arconic’s total shareholder returns Appointed an experienced Interim CEO Pushes for a CEO who is on their payroll Tried in good faith to settle this disruptive proxy fight Reneged twice Added 7 new Board members in last 16 months Manages funds that collectively beneficially own only a 13.2% economic interest in Arconic, yet wants to nominate 70% of the Board Is focused on shareholder value creation Wants to sacrifice long-term value creation for short-term gains Has support of important customers and employees     Arconic customers and employee organizations have not voiced support for Elliott Answers to you Answers only to themselves and their investors 1 Value represents the aggregate change in market value of the total shares outstanding of Alcoa Inc. from March 18, 2009 through March 1, 2017, plus dividends. The value is calculated using the package value to Alcoa Inc. shareholders from March 18, 2009 through March 1, 2017. Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through October 31, 2016. From November 1, 2016 through March 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On November 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. retained 1 share of Arconic and received 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. Calculation based on closing prices and reflects Arconic analysis of Capital IQ data.

8 Things You Should Know About Arconic
Strong First Full Quarter As New Independent Company

Elliott is Seeking Extraordinary Influence Through Questionable Tactics
To Our Customers, We are Mission Critical

The Facts are Clear: Arconic’s Track Record is Strong 1Based on combined segment adjusted EBITDA margin. Reconciliations of non-GAAP financial measures are included in an attachment to this communication Defined Plan for Value Creation Over the Next Three Years Arconic Plans to: Arconic has already created $8 Billion of Shareholder Value in 8 Years3 1Compounded annual growth rate from year end 2017 to year end 2019 2Adjusted combined segment EBITDA margin expansion 2016A – 2019.3Value represents the aggregate change in market value of the total shares outstanding of Alcoa Inc. from March 18, 2009 through March 1, 2017, plus dividends. The value is calculated using the package value to Alcoa Inc. shareholders from March 18, 2009 through March 1, 2017. Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through October 31, 2016. From November 1, 2016 through March 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On November 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. retained 1 share of Arconic and received 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. Calculation based on closing prices and reflects Arconic analysis of Capital IQ data.

Cutting-Edge Innovation
Investing in R&D for a healthy pipeline of technology to create a successful future
Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.

Letters and Press Releases
May 10, 2017
Arconic’s Director Nominees Share Their Personal Perspectives with Shareholders
May 9, 2017
Arconic’s Board of Directors Responds to Elliott’s Continued Misleading Claims
May 4, 2017
Arconic Adds Two Exceptional Director Candidates to Company Slate, Bringing Valuable Aerospace Expertise
May 4, 2017
Arconic’s Board of Directors Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics
April 24, 2017
Arconic Postpones Annual Meeting; Is Willing to Nominate Two Elliott Director Nominees to Resolve Proxy Contest

April 17, 2017
Arconic Announces Leadership Change
April 11, 2017
Arconic Urges Shareholders to Ask Elliott Important Questions
April 10, 2017
Customers Endorse Arconic Management, Strategy
April 5, 2017
Arconic Board Issues New Letter to Shareholders
March 27, 2017
Arconic Highlights Board Strength, Management’s Record of Execution and Elliott Management’s Misunderstanding of Arconic’s Business
March 24, 2017
Arconic Board Affirms: Company has Right Leadership, Right Strategy to Deliver Shareholder Value

March 17, 2017
Letter to Shareholders: Protect the Value of Your Investment
March 13, 2017
Arconic Files Definitive Proxy Materials, Issues Open Letter to Shareholders: Vote the WHITE Proxy Card
March 2, 2017
Independent Directors of Arconic Board Publish New Letter to Shareholders
March 2, 2017
Arconic Announces Appointment of David P. Hess to Board of Directors
February 7, 2017
Arconic Comments on Elliott Management’s Multiple Restatements of its Own Financial Analysis
February 6, 2017
Independent Directors of Arconic Board Publish Letter to Shareholders
January 31, 2017
The 12 Independent Directors of Arconic – Three of Whom Were Nominated by Elliott – Support Arconic Management and Klaus Kleinfeld as Chairman and CEO

Presentations and Fact Sheets
May 11, 2017
Elliott Management is an Activist Investor. Don’t Be Misled. Get the Facts in Black and White.
May 8, 2017
8 Things You Should Know About Arconic
May 4, 2017
Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value

May 4, 2017
New Presentation for Arconic Investors
April 10, 2017
Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy
April 5, 2017
The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1

March 31, 2017
Keep Arconic Strong. Protect the Value of Your Investment.
March 27, 2017
Driving Value Through Focused Execution and Innovation
February 6, 2017
Arconic Information

News
April 11, 2017
CNBC: 3D Printing Keeps Customers on the Cutting Edge
April 11, 2017
Nightly Business Report: Additive Manufacturing Cuts Time and Costs (advance to 19:50)

Forward–Looking Statements This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Non-GAAP Financial MeasuresSome of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Important Additional Information Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com. Who We Are Engineered Products and Solutions Global Rolled Products Transportation and Construction Solutions Leadership Innovation How We Work What We Do Aerospace Automotive Building and Construction Commercial Transportation Industrial Solutions Energy Defense and Space Product Catalog Investors Stock Information Dividend History Events and Presentations Earnings Financial Releases Corporate Governance SEC Filings Shareholder Services Contact Investor Relations Join Us News Contact Privacy Legal Notices Integrity Line Sitemap Copyright © 2017 Arconic

Arconic Who We Are What We Do    Join Us Investors News Contact Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact Board Nominees Board Nominees 2017 Annual Meeting Nominees Arconic’s Director Nominees Provide Fresh Perspectives, Critical Skills and Relevant Expertise Our director candidates are all accomplished professionals who will help guide Arconic as it recruits a permanent Chief Executive Officer and builds upon its strong first quarter 2017 financial results. Three of our nominees are current Board members (none having served for more than 16 months), and two are entirely new nominees who have not yet served on Arconic’s Board. Together, these five nominees bring decades of experience in aerospace and defense, and share an unwavering dedication to shareholder interests. We hope you will join us in voting for them.

Hear from Nominees to learn a little more about their personal views and objectives regarding Arconic. Hear from Nominees to learn a little more about their personal views and objectives regarding Arconic. Vote the White Card Vote for Arconic’s director nominees and governance proposals on the NEW WHITE proxy card. James Albaugh    James “Jim” F. Albaugh New Nominee •Internationally recognized aerospace executive who was the President and Chief Executive Officer of Boeing Commercial Airplanes until his retirement in 2012 •Chairman of the National Aeronautic Association, past Chairman of the Aerospace Industries Association and serves on the Boards of American Airlines and Harris Corporation Full Biography>

Amy Alving    Amy E. Alving Joined November 2016 •Technology leader whose career spans business, government, cybersecurity, defense and academia •Former CTO of Science Applications International Corporation (SAIC), one of the largest U.S. defense contractors; Former Director, Special Projects Office at DARPA, a highly respected agency of the U.S. Department of Defense responsible for the development of emerging technologies for use by the military Full Biography> David Hess    David P. Hess Joined March 2017; Appointed Interim CEO April 2017 •Numerous leadership roles over a nearly 40-year career with aerospace and defense companies •Former EVP and Chief Customer Officer for Aerospace at United Technologies Corp.; Former President of Pratt & Whitney Full Biography>

Ulrich Schmidt    Ulrich R. Schmidt Joined February 2016 following nomination by Elliott Management •Background of over 22 years in the aerospace industry, plus financial management and strategic planning experience as an executive and director •Former EVP and CFO of Spirit Aerosystems Holdings, Inc.; Former EVP and CFO of Goodrich Corporation; Former Director of aerospace supplier Precision Castparts Corporation Full Biography> General Janet Wolfenbarger    General Janet C. Wolfenbarger New Nominee •Retired Four-Star General who was responsible for procurement, science and technology, test and evaluation, logistics and supply chain for the U.S. Air Force, where she oversaw an approximately $60 billion annual budget, including a large portion of the $1 billion of business that Arconic does in the defense industry; first female Four-Star General in Air Force history •Background of 35 years as a commissioned officer in the U.S. Air Force with a Master’s degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology Full Biography> Vote the White Card Keep Arconic Strong. Vote the NEW WHITE Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.

Forward–Looking Statements This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Non-GAAP Financial Measures Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Important Additional Information Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com. 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